Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Difference between the income tax computation by the company and the statutory body
Provision at the U.S. federal statutory rate	$ 57,540	$ 67,163	$ 56,257
Increase (decrease) resulting from:
State income tax, net of benefit for federal deduction	5,267	4,228	3,455
Foreign income tax rate differential	(3,188)	(538)	(854)
Employment credits	(481)	(421)	(291)
Changes in valuation allowances	9,507	2,713	183
Nondeductible Goodwill	0	1,355	0
Income Tax Reconciliation Goodwill created from Restructuring	(10,209)	0	0
Nondeductible Transaction Costs	0	1,064	0
Stock-based compensation	245	282	201
Income tax reconciliation convertible debt redemption	9,727	0	0
Other	2,988	2,057	1,575
Provision for income taxes	$ 71,396	$ 77,903	$ 60,526